Exhibit 99.1


                      FOURTH AMENDMENT TO RIGHTS AGREEMENT


           Fourth Amendment to Rights Agreement (this "Amendment") entered into as of this 18th day of November, 1998, by and between Northern Trust Corporation, a Delaware corporation (the "Company"), and Norwest Bank Minnesota, N.A., a national banking association, as Rights Agent (the "Rights Agent").

           WHEREAS, the Company entered into a Rights Agreement with Harris Trust and Savings Bank (the "Original Rights Agent") dated as of October 17, 1989, as amended by a First Amendment thereto, dated as of September 17, 1997, a Second Amendment thereto, dated as of November 18, 1997, and a Third Amendment thereto, dated as of July 21, 1998 (as so amended, the "Rights Agreement");

           WHEREAS, effective November 10, 1997, the Rights Agent was appointed as successor to the Original Rights Agent in accordance with
 Section 21 of the Rights Agreement; and

           WHEREAS, the parties desire to amend the Rights Agreement in accordance with Section 27 of the Rights Agreement in the manner described herein.

           NOW THEREFORE, in consideration of the foregoing and for other good and valuable consideration (the receipt and sufficiency of which are hereby acknowledged), the Company and the Rights Agent hereby agree as follows:


           1. Section 1(g) of the Rights Agreement is hereby deleted in its entirety, and the remaining Sections 1(h) through 1(q) of the Rights Agreement are hereby sequentially re-numbered as Sections 1(g) through 1
 (p), respectively.

           2. Paragraph (a) of Section 7 of the Rights Agreement is hereby amended in its entirety to read as follows:

      (a) The registered holder of any Right Certificate may exercise the Rights evidenced thereby (except as otherwise provided herein) in whole or in part at any time after the Distribution Date, upon surrender of the Right Certificate, with the form of election to purchase on the reverse side thereof duly executed, to the Rights Agent at the principal office of the Rights Agent, together with payment of the Purchase Price for each one one-hundredth of a share of Preferred Stock as to which the Rights are exercised, at or prior to the close of business on the earliest of (i) October 31, 1999 (the "Final Expiration Date"), (ii) the date on which the Rights are redeemed pursuant to Section 23 (such earlier date being herein referred to as the "Expiration Date") or (iii) the time at which such Rights are exchanged pursuant to Section 24.

           3. Paragraph (ii)(B) of Section 11(a) of the Rights Agreement is hereby amended in its entirety to read as follows:

           (B) any Person (other than the Company, any subsidiary of or other Person controlled by the Company, any employee benefit plan of the Company or of any subsidiary of the Company or any Person appointed as trustee by the Company or such subsidiary pursuant to the terms of any such plan in that Person's capacity as trustee), who or which, together with all Affiliates and Associates of such Person, shall, at any time after the date of this Agreement, become the Beneficial Owner of shares of Common Stock and/or other securities representing 25% or more of the Voting Power, unless the event causing the 25% threshold to be crossed is a transaction set forth in Section 13 hereof,

           4. Paragraph (g) of Section 13 of the Rights Agreement is hereby deleted in its entirety.

           5. Paragraph (a) of Section 23 of the Rights Agreement is hereby amended in its entirety to read as follows:

                (a) The Board of Directors of the Company may, at its option, at any time prior to the earliest to occur of (i) the date on which an Automatic Redemption Event (as defined below) occurs pursuant to paragraph (c) of this Section 23, (ii) the close of business on the twentieth day after the Stock Acquisition Date or (iii) the Final Expiration Date, redeem all but not less than all the then outstanding Rights at a redemption price of $.01 per Right, as such amount may be appropriately adjusted to reflect any stock split, stock dividend or similar transaction occurring after the date hereof (such redemption price being hereafter referred to as the "Redemption Price"); provided, however, that the Rights shall not be redeemable under any circumstances for a period of one hundred and eighty (180) days immediately following the earliest of (x) the time that any Person becomes an Acquiring Person or (y) the first occurrence of either of the following circumstances: (A) a majority of the Board of Directors of the Company is elected by stockholder action by written consent (including where such election occurs pursuant to more than one consent solicitation or stockholder action by written consent), or (B) a majority of the Board of Directors of the Company is comprised of persons elected at a meeting or meetings of stockholders which persons were not nominated by the Board of Directors of the Company in office immediately prior to such meeting or, if more than one meeting, each of such meetings.

           6. Paragraph (a) of Section 24 of the Rights Agreement is hereby amended in its entirety to read as follows:

           (a) The Board of Directors of the Company may, at its option, at any time after the first occurrence of any event specified in Section 11(a)(ii)(A), (B) or (C), exchange all or part of the then outstanding and exercisable Rights (which shall not include Rights that have become void pursuant to the provisions of Section 11(a)(ii) hereof) for shares of Common Stock at an exchange ratio of one share of Common Stock per Right, appropriately adjusted to reflect any stock split, stock dividend or similar transaction occurring after the date hereof (such exchange ratio being hereinafter referred to as the "Exchange Ratio"); provided, however, that no such exchange of the Rights may be authorized by the Board of Directors of the Company at any time during the 180-day period immediately following the earliest of (x) the time that any Person becomes an Acquiring Person or (y) the first occurrence of either of the circumstances described in clauses (A) and (B) of Section 23(a) hereof.

           7. Section 27 of the Rights Agreement is hereby amended in its entirety to read as follows:

           Section 27.  Supplements and Amendments.

                (a) Prior to the Distribution Date, and subject to the penultimate sentence of this Section 27(a) and the provisions of Section 27(b) hereof, the Company and the Rights Agent shall, if the Company so directs, supplement or amend any provision of this Agreement without the approval of any holders of certificates representing shares of Common Stock. From and after the Distribution Date, and subject to the penultimate sentence of this Section 27(a) and the provisions of Section 27(b) hereof, the Company and the Rights Agent shall, if the Company so directs, supplement or amend this Agreement without the approval of any holders of Rights Certificates in order (i) to cure any ambiguity, (ii) to correct or supplement any provision contained herein which may be defective or inconsistent with any other provisions herein, (iii) to shorten or lengthen any time period hereunder, or (iv) to change or supplement the provisions hereunder in any manner which the Company may deem necessary or desirable and which shall not adversely affect the interests of the holders of Rights Certificates (other than an Acquiring Person or an Affiliate or Associate of an Acquiring Person); provided, however, that this Agreement may not be supplemented or amended to lengthen, pursuant to clause (iii) of this sentence, a time period relating to when the Rights may be redeemed, or to modify the ability (or inability) of the Board of Directors of the Company to redeem the Rights, in either case at any time when the Rights are not then redeemable. Upon the delivery of a certificate from an appropriate officer of the Company which states that the proposed supplement or amendment is in compliance with the terms of this Section 27, the Rights Agent shall execute such supplement or amendment. Notwithstanding anything contained in this Agreement to the contrary, no supplement or amendment shall be made which changes the Redemption Price, the Final Expiration Date, the Purchase Price or the number of one one-hundredths of a share of Preferred Stock for which a Right is exercisable unless at the time of such supplement or amendment there has been no Stock Acquisition Date and no occurrence of either of the circumstances described in clause (A) and clause (B) of Section 23(a) hereof and such supplement or amendment shall not adversely affect the interests of the holders of Rights Certificates (other than an Acquiring Person or an Affiliate or Associate of an Acquiring Person). Prior to the Distribution Date, the interests of the holders of Rights shall be deemed coincident with the interests of the holders of Common Stock.

                (b) Notwithstanding anything contained in this Agreement to the contrary, for a period of one hundred and eighty (180) days immediately following the earliest of (x) the time that any Person becomes an Acquiring Person or (y) the first occurrence of either of the circumstances described in clause (A) and clause (B) of Section 23(a) hereof, no supplement or amendment shall be made to this Agreement under any circumstances.

           8. Section 33 of the Rights Agreement is hereby amended in its entirety to read as follows:

           Section 33. Severability. If any term, provision, covenant or restriction of this Agreement shall be held by a court of competent jurisdiction or other authority to be invalid, void, illegal or unenforceable, the validity or enforceability of the remainder of the terms, provisions, covenants and restrictions shall not be affected thereby; provided, however, that notwithstanding anything in this Agreement to the contrary, if any such term, provision, covenant or restriction is held by such court or authority to be invalid, void, illegal or unenforceable and the Board of Directors of the Company determines in its good faith judgment that severing the invalid language from this Agreement would adversely affect the purpose or effect of this Agreement, the right of redemption set forth in Section 23 hereof shall be reinstated, if heretofore expired, or extended so as not to expire until the close of business on the fifteenth business day following the date of such determination by the Board of Directors.

           9. Section 34 of the Rights Agreement is hereby amended in its entirety to read as follows:

           Section 34. Determinations and Actions by the Board of Directors, etc. For all purposes of this Agreement, any calculation of the number of shares of Common Stock outstanding at any particular time, including for purposes of determining the particular percentage of such outstanding Common Stock of which any Person is the Beneficial Owner, shall be made in accordance with the last sentence of Rule 13d-3(d)(1)(i) of the General Rules and Regulations under the Exchange Act. The Board of Directors of the Company shall have the exclusive power and authority to administer this Agreement and to exercise all rights and powers specifically granted to the Board of Directors of the Company or to the Company, or as may be necessary or advisable in the administration of this Agreement, including, without limitation, the right and power to (i) interpret the provisions of this Agreement, and (ii) make all determinations deemed necessary or advisable for the administration of this Agreement (including a determination to redeem or not redeem the Rights or to amend this Agreement). All such actions, calculations, interpretations and determinations (including, for purposes of clause (y) below, all omissions with respect to the foregoing) which are done or made by the Board of Directors of the Company in good faith, shall (x) be final, conclusive and binding on the Company, the Rights Agent, the holders of the Rights and all other parties, and (y) not subject the Board of Directors of the Company or any of the directors on the Board of Directors of the Company to any liability to the holders of the Rights.

           10. The term "Agreement" as used in the Rights Agreement shall be deemed to refer to the Rights Agreement as amended hereby, and all references to the Rights Agreement shall be deemed to include this Amendment.

           11. This Amendment shall be effective as of the date first written above, and except as set forth herein, the Rights Agreement shall remain in full force and effect and otherwise shall be unaffected hereby.

           12. This Amendment may be executed in two or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.


           IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and attested as of the date first written above.



 Attest:                      NORTHERN TRUST CORPORATION


 /s/ Rose A. Ellis            /s/ Perry R. Pero
 __________________           ______________________________
 Name:  Rose A. Ellis         Name:  Perry R. Pero
 Title: Secretary             Title: Senior Executive Vice President


 Attest:                      NORWEST BANK MINNESOTA, N.A.


 /s/ Karri L. Van Dell        /s/ Nancy Rosengren
 ______________________       ________________________________
 Name:  Karri L. Van Dell     Name:  Nancy Rosengren
 Title: Assistant Vice        Title: Vice President
         President